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                                                                EXHIBIT 23




                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-23474, No. 33-29585, No. 33-22550, No. 33-35128, No. 33-38702, No. 33-46824,
No. 33-57235, No. 33-54081, No. 33-54085 and No. 33-54087 on Form S-8 of our
report dated November 23, 1994 (December 29, 1994 as to Note 17) appearing in the Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 1994.



DELOITTE & TOUCHE LLP


Houston, Texas
January 23, 1995